Exhibit 10.1
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                              CONSULTING AGREEMENT

     THE  AGREEMENT  is  made  and  entered into as of January /s/ 31, 2008 (the
                                                               ------
"Effective Date") by and between, N-Viro International Corp., a Delaware corporation hereinafter referred to as the "Client" or the "Company", located at 3450 West Central Avenue Suite 328 Toledo Ohio 43606, and SLD Capital Corp a Pennsylvania corporation with its principal place of business at 1220 Mirabeau Lane, Gladwyne Pa 19035, hereinafter referred to as "Consultant."

                                    RECITALS

     WHEREAS, the Consultant possesses skills, knowledge and qualifications beneficial to the Client.

     WHEREAS, in the operation of Client's business affairs, the Client is in need of the services which Consultant provides and wishes to enter into a business arrangement with Consultant to provide such services.

     IN CONSIDERATION of the promises and mutual covenants hereby contained, it is hereby agreed as follows and will confirm the arrangements, terms and conditions pursuant to which Consultant has been retained to serve as a business consultant to Client on a nonexclusive basis as an independent contractor. The undersigned hereby agree to the following terms and conditions:

                                   AGREEMENTS

1.     Terms  of Contract. This Agreement will become effective on the Effective
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Date  and will continue in effect for a period of twenty four (24) months unless earlier  terminated  pursuant  to  Section  4  of  this  Agreement.

2.     Services  to  be  Performed  by  Independent  Contractor/Consultant
       --------  ------  ---------  --  -----------  ---------------------

     2.1.     Duties  of  Consultant.  Consultant  agrees  to  provide  general
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business  consulting  to  Client.  The  Consultant  will provide such consulting services and advice pertaining to the Client's business affairs as the Client may from time to time reasonably request (the "Services"). Per the Client's request, the Consultant will provide Client with the benefits of its reasonable judgment and efforts regarding the following: corporate structures, general business policy, joint ventures, lines of credit, factoring facilities, strategic business planning, including alliance partnerships and acquisitions.

     2.2.     Independent  Contractor Status. It is the express intention of the
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parties that Consultant be an independent contractor and not an employee, agent, joint venture or partner of Client. Client shall have no right to and shall not control the manner or prescribe the method by which Consultant performs the above described services. Consultant shall be entirely and solely responsible for its own actions and the actions of its agents, employees or partners while engaged in the performance of services required by this Agreement. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Client and Consultant or any employee or agent of Consultant. Both parties acknowledge that Consultant is not an employee for state or federal income tax purposes and Consultant specifically agrees that is shall be exclusively liable for the payment of all income taxes, or other state or Federal taxes that are due as a result of receipt of any consideration for the performance of services required by this Agreement. Consultant agrees that any such consideration is not subject to withholding by the Client for payment of any taxes and Consultant directs Client not to withhold any sums for the consideration paid to Consultant for the services provided hereunder. Consultant shall retain the right to perform services for others during the term of this Agreement. Nothing herein shall constitute Consultant as an employee or agent of the Client, except to such extent as might hereinafter be agreed, Consultant shall not have the authority to obligate or commit the Client in any matter whatsoever.

     2.3.     Use  of  Employees  of  Contractor.  Consultant  may,  at  its own
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expense,  use  any employees or subcontractors, as it deems necessary to perform the services required by Consultant by this Agreement. Client may hot control, direct or supervise Consultant and/or its employees or subcontractors in the performance of those services.

     2.4.     Expense.  Consultant  shall  bear out-of-pocket costs and expenses
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incident to performing the Consulting Services, without a right of reimbursement from  the  Client  unless  such  expenses  are  pre-approved  by  the  Client.

     2.5.     Available  Time.  Consultant shall make available such time as it,
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in  its  sole  discretion,  shall  deem  appropriate  for the performance of its obligation  under  this  Agreement.

     2.6.     Certain  Covenants  of  the  Consultant.
              -------  ---------  --  ---  ----------

     2.6.1. Consultant will comply with all federal and state laws and regulations and all applicable requirements of self-regulatory organizations (securities associations and securities exchanges) relating to the performance of the Services provided by Consultant and disclosure of the compensation received by Consultant. Consultant must include an appropriate legend on all distributed material describing the compensation received and receivable by Consultant from Client. Consultant will fully disclose on all distributable material any interest it has in Client. Consultant represents and warrants that it will not violate any state or federal laws in connection with its work for the Client under this Agreement. Consultant will not violate any federal or state laws (including, but not limited to, the CAN-SPAM Act) relating to delivery of unsolicited information by any means including, but not limited to fax, email, mail or telephonically.

     2.6.2. During the term of this Agreement, neither the Consultant nor any affiliate (as defined under the Securities Act of 1933, as amended) of the Consultant shall not, without the prior written consent of the Client, purchase or sell, directly or indirectly, or otherwise acquire or dispose of any beneficial ownership of, any shares of Common Stock of the Client.

3.     Compensation.
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     3.1.     Consideration.  In consideration for providing the Services during
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the  term  of  this  Agreement,  the  Consultant  shall receive a total of Fifty
Thousand (50,000) shares (the "Shares") of common stock, par value $0.01 per share, of N-Viro International Corporation, which Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. As promptly as practical following the execution of this Agreement, the Client shall deliver (or have delivered) to the Consultant a stock certificate representing the Shares issued in the name of "SLD Capital Corp." Upon issuance, the Shares shall be considered fully paid and non-assessable.

     3.2.     Representations and Warranties Regarding the Shares. In connection
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with  the  issuance  of  the  Shares,  the  Consultant  makes  the  following representations  and  warranties  to  the  Client:

     3.2.1. The Shares have not been, and will not be, registered under the Act or under any applicable state securities laws, and that the Client is issuing the Shares in a transaction exempt from the registration requirements thereof. The Shares will be characterized as "restricted securities" under Act, and the Shares may not be offered, sold or otherwise transferred by Consultant unless such disposition is registered under the Act and applicable state securities laws or is exempt from registration thereunder.

     3.2.2. The Shares are being issued by the Client in reliance upon Consultant's representation and warranty to the Client that Consultant is acquiring the Shares for his or her own account, not as a nominee or agent, for investment and not with a view to the resale or distribution of all or any part thereof within the meaning of the Act. Consultant has no present intention of selling, granting any participation in, or otherwise distributing the Shares, or any of them.

     3.2.3. All certificates evidencing ownership of the Shares, or replacement or new certificates evidencing same, in the absence of registration under the Act shall bear a legend substantially in the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED TINDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ISSUED OR SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SHARES MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT (1) AS PERMITTED UNDER THE ACT AND APPLICABLE STATE LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION THEREUNDER AND (2) UPON RECEIPT BY THE COMPANY OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS."

     3.2.4. The Consultant has been furnished with or has obtained from the EDGAR Website of the Securities and Exchange Commission all filings made by the Client with the Commission available at the EDGAR website (hereinafter referred to collectively as the

 "Reports"). In addition, the Consultant has received from the Client such other information concerning its operations, financial condition and other matters as the Consultant has requested in writing, and considered all factors the Consultant deems material in deciding on the advisability of accepting the Common Stock as compensation.

     3.2.5. The Consultant is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States, publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Consultant to utilize the information made available by the Client to evaluate the merits and risks of and to make an informed investment decision with respect to the Shares, which represents a speculative investment. The Consultant has the authority and is duly and legally qualified to purchase and own the Shares. The Consultant is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

4.     Termination  Agreement
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     4.1.     Termination  on  Notice.  Notwithstanding  any other provisions of
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this Agreement, Client may terminate this Agreement at any time by giving thirty
(30) days written notice to the Consultant. Upon Consultant receiving 30 days written notification of termination of this Agreement by Client, it is to receive full payment for services and expenses as stated in item 3.1 and 3.2 of this Agreement.

     4.2.     Termination  on  Occurrence  of  Stated  Events.
              -----------  --  ----------  --  ------  ------

     (a) This Agreement will terminate automatically if the Client (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to. take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or (v) is adjudicated as insolvent or to be liquidated.

     (b) This Agreement will terminate automatically if Client shall fail to pay the compensation to Consultant as contemplated by Section 3.1.

     (c) This Agreement may be terminated by either party upon giving written notice to the other party if the other party is in default hereunder and such default is not cured within fifteen (15) days of receipt of written notice of such default.

     (d) . Consultant and Client shall have the right to terminate this agreement effective immediately should the other party in performing its duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity.

6.     Confidentiality.  The  Consultant recognizes and acknowledges that it has
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and  will  have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. During the Term of this Agreement and thereafter, the Consultant shall keep confidential the Client's trade secrets, information, ideas, knowledge and papers pertaining to the affairs of the Client, and any other material non-public information provided to the Consultant. Without limiting the generality of the foregoing, such confidential information shall include: the identity of the Client's customers, suppliers and prospective customers and suppliers; the identity of the Client's creditors and other sources of financing; any information about the Client's existing or proposed strategic partnerships and joint ventures, including the identity of any strategic partners or joint venturers; the Client's estimating and costing procedures and the cost and gross prices charged by the Client for its products and services; the prices or other consideration charged to or required of the Client by any of its suppliers or potential suppliers; the Client's sales and promotional policies; and all information relating to Client's proprietary technology. The Consultant shall not reveal said confidential information to others except in the proper exercise of its~ duties for the Client (and with the prior written consent of the Client), or use its knowledge thereof in any way that would be detrimental to the interest of the Client or in violation of this Agreement, unless compelled to disclose such information by judicial or administrative process; provided, however, that the divulging of information shall not be a breach of this Agreement only to the extent that such information was (i) previously known by the party to which it is divulged, which knowledge was not obtained by such party from Consultant in violation of this Agreement,
(ii) already in the public domain, through no fault of the Consultant, or (iii) required to be disclosed by Consultant pursuant to judicial or governmental order. The Consultant shall also treat all information pertaining to the affairs of the Client's suppliers and customers and prospective customers and suppliers as confidential trade secrets of such customers and suppliers and prospective customers.

7.     Work Product It is agreed that all information and materials produced for
       ---- -------
the Client shall be deemed "work for hire," and shall be the property of the Client, free and clear of all claims thereto by the Consultant, and the Consultant shall retain no claim of authorship therein.

8.     Consultant's  Liability  and  Indemnification.  In  the  absence of gross
       ---------------------------------------------
negligence or willful misconduct on the part of the Consultant or the Consultant's breach of any terms of this Agreement, the Consultant shall not be liable to the Client or to any officer, director, employee, stockholder or creditor of the Client, for any act or omission in the course of or in connection with the rendering or providing of services hereunder. Except in those cases where the gross negligence or willful misconduct of the Consultant or the breach by the Consultant of any terms of this Agreement is alleged and proven, the Client agrees to defend, indemnify, and hold the Consultant harmless from and against any and all reasonable costs, expenses and liability (including reasonable attorney's fees paid in the defense of the Consultant) which may in any way result from services rendered by the Consultant pursuant to or in any connection with this Agreement. This indemnification expressly excludes any and all damages as a result of any actions or statements, on behalf of the Client, made by the Consultant without the prior approval or authorization of the Client.

9.     Client's  Liability and Indemnification. The Consultant agrees to defend,
       ---------------------------------------
indemnify, and hold the Client harmless from and against any and all reasonable costs, expenses and liability (including reasonable attorney's fees paid in defense of the Client) which may in any way result pursuant to its gross negligence or willful misconduct or in any connection with any actions taken or statements made, on behalf of the Client, without the prior approval or authorization of the Client or which are otherwise in violation of this Agreement or applicable law.

10.     Remedies  For  Breach. Consultant and the Client mutually agree that any
        ---------------------
breach of Sections 2, 3, or 6 of this Agreement may cause irreparable damage to the other party and/or their affiliates, and that monetary damages alone would not be adequate and, in the event of such breach or threat of breach, the damaged party shall have, in ~addition to any and all remedies at law and without the posting of a bond or other security, the right to an injunction, specific performance or other equitable relief necessary to prevent or redress the violation of either party's obligations under such Sections. In the event that an actual proceeding is brought in equity to enforce such Sections, the offending party shall not urge as a defense that there is an adequate remedy at law nor shall the damaged party be prevented from seeking any other remedies that may be available to it. Should a party. default in its performance under this Agreement and suit or other action is filed as a result of such default, the prevailing party shall be entitled to recover all costs incurred as a result of such default, including attorney's fees, expenses and court costs incurred by such party in enforcing this Agreement.

11.     Notices.  All  notices  provided  for  under  this  Agreement will be in
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writing  and  will  be  deemed  given:  (a)  when delivered on a business day if delivered personally or by confirmed facsimile transmission during normal business hours at the place of receipt; or (b) the date of receipt if delivered by certified mail, return receipt requested, postage prepaid, or by nationally recognized courier service.

12.     Entire  Agreement.  This  Agreement  embodies  the  entire agreement and
        -----------------
understanding between the Client and the Consultant and supersedes any and all negotiations, prior discussions and preliminary and prior agreements and understandings related to the primary subject matter hereof. This Agreement shall not be modified except by written instrument duly executed by each of the parties hereto.

13.     Waiver.  No  waiver  of any of the provisions of this Agreement shall be
        ------
deemed, or shall constitute a waiver of any other provisions, nor shall any waiver constitute a continuing wavier. No waiver shall be binding unless executed in writing by the party making the waiver.

14.     Assignment  and  Binding Effect. This Agreement and the rights hereunder
        -------------------------------
may not be assigned by the parties (except by operation of law, merger, consolidation and sale of assets) and shall be binding upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives.

15.     Severability.  Every  provision  of  this  Agreement  is  intended to be
        ------------
severable. If any term or provision hereof is deemed unlawful or invalid for any reason whatsoever, such unlawfulness or invalidity shall not affect the validity of this Agreement.

16.     Governing  Law.  This  Agreement  shall  be construed and interpreted in
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accordance  with  the  laws  of  the  State  of  Ohio.

17.     Headings.  The  headings  of  this Agreement are inserted solely for the
        --------
convenience of reference and are not part of, and are not intended to govern, limit or aid in the construction of any term or provision hereof.

18.     Further  Acts. Each party agrees to perform any further acts and execute
        -------  ----
and deliver any further documents that may be reasonably necessary to carry out the provisions and intent of this Agreement.

19.     Acknowledgment  Concerning  Counsel. Each party acknowledges that it had
        -----------------------------------
the opportunity to employ separate and independent counsel of its own choosing in connection with this Agreement. This Agreement shall not be construed against either party hereto in the event of any ambiguities

20.     Independent  Contractor  Status.  There is no relationship, partnership,
        -------------------------------
employment, franchise or joint venture between the parties. The parties have no authority to bind the other or incur any obligations on their behalf.

21.     Counterparts.  This  Agreement  may be executed simultaneously in two or
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more  counterparts,  each  of which shall be deemed an original but all of which together  shall  constitute  one  and  the  same  instrument.

                            [Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.


N-Viro International Corporation

BY:   /s/  Timothy Kasmoch                         DATE: /s/  2/1/08
      --------------------                               -----------
     Timothy Kasmoch CEO


SLD CAPITAL CORP.

BY:   /s/  Steven B. Rosner                         DATE: /s/  2/1/08
      ---------------------                               -----------
     Steven Rosner, President